[GRAPHIC OF FLAGS OMITTED]

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2000

                          [GRAPHIC OF 5 STARS OMITTED]

         MORNINGSTAR RATED(TRADEMARK) GABELLI GLOBAL TELECOMMUNICATIONS
        FUND 5 STARS OVERALL AND FOR THE THREE-YEAR PERIOD ENDED 12/31/00
         AMONG 4164 DOMESTIC EQUITY FUNDS, AND FOR THE FIVE-YEAR PERIOD
                ENDED 12/31/00 AMONG 2542 DOMESTIC EQUITY FUNDS.

TO OUR SHAREHOLDERS,

      After a great three-year run from 1997 through 1999, global telecommunications stocks retreated in 2000. Profit taking by momentum investors, constrained capital markets and intense price competition in the most competitive sectors combined to take a toll on global telecommunications stocks. We believe strong global demand for high quality, high-speed, communications services will grow even stronger over the next decade, and that innovative communications companies of all shapes and sizes will find highly profitable ways to satisfy this demand.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2000, The Gabelli Global Telecommunications Fund (the "Fund") declined 14.18%. The Salomon Smith Barney Global Telecommunications Index and Morgan Stanley Capital International World Free Index of global equity markets declined 17.65% and 6.49%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund fell 24.08% for 2000. The Salomon Smith Barney Global Telecommunications Index and Morgan Stanley World Free Index fell 44.17% and 13.94%, respectively, over the same twelve-month period.

      For the two-year period ended December 31, 2000, the Fund had a cumulative total return of 36.86%. The Salomon Smith Barney Global Telecommunications Index declined 1.87%, while the Morgan Stanley World Free Index rose 9.14%, over the same period.

      For the five-year period ended December 31, 2000, the Fund's total return averaged 21.53% annually, versus average annual total returns of 15.52% and 11.62% for the Salomon Smith Barney Global Telecommunications Index and Morgan Stanley World Free Index, respectively. Since inception on November 1, 1993 through December 31, 2000, the Fund had a cumulative total return of 205.53%, which equates to an average annual total return of 16.85%.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------

                                             Quarter
                               ------------------------------------
                                 1st      2nd       3rd      4th        Year
                                 ---      ---       ---      ---        ----
2000: Net Asset Value .......  $28.28   $25.41    $23.84    $17.63     $17.63
      Total Return ..........    4.9%   (10.2)%    (6.2)%   (14.2)%    (24.1)%
--------------------------------------------------------------------------------
1999: Net Asset Value .......  $19.18   $21.95    $22.88    $26.95     $26.95
      Total Return ..........   15.4%    14.4%      4.2%     31.0%      80.3%
--------------------------------------------------------------------------------
1998: Net Asset Value .......  $15.91   $16.22    $14.48    $16.62     $16.62
      Total Return ..........   19.4%     1.9%    (10.7)%    24.0%      34.8%
--------------------------------------------------------------------------------
1997: Net Asset Value .......  $11.29   $13.17    $14.22    $13.32     $13.32
      Total Return ..........    0.1%    16.7%      7.9%      4.6%      31.9%
--------------------------------------------------------------------------------
1996: Net Asset Value .......  $11.72   $12.16    $11.73    $11.28     $11.28
      Total Return ..........    5.4%     3.8%     (3.5)%     3.3%       9.0%
--------------------------------------------------------------------------------
1995: Net Asset Value .......   $9.77   $10.29    $11.12    $11.12     $11.12
      Total Return ..........    0.4%     5.3%      8.1%      1.6%      16.2%
--------------------------------------------------------------------------------
1994: Net Asset Value .......   $9.68    $9.62    $10.38     $9.73      $9.73
      Total Return ..........   (5.1)%   (0.6)%     7.9%     (5.3)%     (3.7)%
--------------------------------------------------------------------------------
1993: Net Asset Value .......    --       --         --     $10.20     $10.20
      Total Return ..........    --       --         --       3.0%(b)    3.0%(b)
--------------------------------------------------------------------------------


---------------------------------------------------------
            Average Annual Return (Class AAA)
            ---------------------------------
                  December 31, 2000 (a)
                  ---------------------
   1 Year ..................................  (24.08)%
   5 Year ..................................   21.53%
   Life of Fund (b) ........................   16.85%
---------------------------------------------------------


                    Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 27, 2000       $2.780           $17.32
December 27, 1999       $2.940           $26.31
December 28, 1998       $1.310           $16.38
December 30, 1997       $1.550           $13.28
December 31, 1996       $0.840           $11.28
December 29, 1995       $0.182           $11.12
December 30, 1994       $0.095           $ 9.73
December 31, 1993       $0.102           $10.20

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAAShares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on November 1, 1993. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
 THE GABELLI GLOBAL TELECOMMUNICATIONS FUND CLASS AAA SHARES, THE SALOMON SMITH BARNEY GLOBAL TELECOMMUNICATIONS INDEX AND THE MORGAN STANLEY WORLD FREE INDEX

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            Gabelli Global            Salomon Smith
          Telecommunications          Barney Global           Morgan Stanley
                 Fund            Telecommunications Index    World Free Index
11/1/93        $10,000                   $10,000                  $10,000
Dec-93          10,300                    10,045                    9,993
Dec-94           9,919                     9,555                   10,496
Dec-95          11,530                    10,794                   12,538
Dec-96          12,568                    12,307                   14,193
Dec-97          16,573                    15,011                   16,322
Dec-98          22,332                    21,611                   19,908
Dec-99          40,258                    37,986                   25,247
Dec-00          30,564                    21,208                   21,728

* PAST PERFORMANCE IS NOT PREDICITIVE OF FUTURE PERFORMANCE.

INDUSTRY ALLOCATION

      The accompanying chart depicts the Fund's holdings by industry sector as of December 31, 2000. Industry sectors represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                     HOLDINGS BY INDUSTRY SECTOR - 12/31/00

WIRELESS/SATELLITE               30.6%
LOCAL                            17.4%
NATIONAL                         17.1%
CABLE/MEDIA                      11.6%
EQUIPMENT                         6.6%
LONG DISTANCE                     5.1%
CASH                              4.5%
UTILITIES                         3.4%
BUSINESS SERVICES                 2.6%
BROADBAND                         1.1%


GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/00

UNITED STATES                    60.6%
EUROPE                           13.2%
CANADA                            8.6%
ASIA/PACIFIC RIM                  6.5%
JAPAN                             4.0%
LATIN AMERICA                     2.6%
CASH                              4.5%

COMMENTARY

THE TELECOMMUNICATIONS REVOLUTION TAKES A BREATH

      The world is going on-line. The strong global demand for high-capacity, high-speed data transmission services, both wired and wireless, will only get stronger over the next decade. Much of the infrastructure for "next generation" communications networks is in place in the U.S., Europe, and Japan, and in varying stages of development in emerging market nations in Asia and Latin America. The technology to run these systems and to offer innovative services is good and getting better. Access devices that exploit the capabilities of these networks are becoming more available to consumers. Why then, did hundreds of billions of dollars of "paper" value evaporate in the most promising sectors of the "new economy," including the Internet, telecommunications and technology?

      A series of developments set the stage for the violent correction witnessed in the telecommunications arena. A series of economic shocks threatened to stall global expansion, particularly in the U.S. economy, which had been the engine of growth for the global economy. A change in sentiment occurred as investors experienced a dose of fear and were reminded of the necessity to consider risk in stock valuation. Finally, the industries we invest in experienced a series of growing pains that were exasperated by the difficult economic and financial market climate. Uncertainty regarding U.S. leadership following a contested presidential election continued into December and made matters worse. Investors began asking themselves these questions: Are attractive returns in the industry still possible? Are bad business models being financed with good money? Are innovation, deregulation and globalization too much of a good thing?

      The U.S. economy has begun to show signs of exhaustion. It entered 2000 with its fastest pace of growth in the ten-year expansion. Profits and productivity continued to rise as technologies continued to pour from research laboratories and were invigorated by the dose of Y2K prevention based liquidity pumped into the U.S. financial system in late 1999. Several factors attributed to the abrupt reversal. After satisfying itself of a negligible Y2K threat to the U.S. economy, the Federal Reserve Bank reversed course and focused on mopping up excess inflationary liquidity. The Euro, which became reality on January 1, 1999, swung wildly in value versus the U.S. dollar and affected the profits of multinationals. Energy prices rose rapidly, threatening corporate profit margins and consumer disposable income. The wealth effect reversed as the Nasdaq breached 5000 in March, only to plummet to almost half its value later in the year. Consumer confidence deteriorated and corporations tightened their belts.

      The U.S. capital markets have become much more selective. After bringing numerous promising young communications companies to market in recent years, the new issues pipeline has collapsed and high-yield debt financing has also dried up. Mr. Market's insatiable appetite for technology and growth has been replaced with the fear of capital loss. Investors are treading carefully, doing a reality check on expectations, and discounting risk heavily. Sadly, some truly terrific small cap communications companies have lost access to affordable capital and are rapidly running out of money. A few have filed for bankruptcy. Not just dot-com stocks with questionable business models, but rather technologically advanced Internet Service Providers ("ISPs"), Competitive Local Exchange Carriers ("CLECs") and global fiber optic network companies, which, given time, could make a good deal of money satisfying the exploding demand for bandwidth. The capital markets are shying away from established communications companies as well, with Standard & Poor's and Moody's threatening to reduce the credit rating on some industry leaders' debt.

      The growing pains of the telecommunications industry have also become more visible. Enormous capital outlays have been made to maintain existing systems and to financing new technologies and new services. Concurrently, a number of new competitors have emerged to participate in the high growth anticipated in the industry.

      The scale and complexity of the industry's capital expenditure project is massive and will continue for many years. To put it in perspective -- total U.S. service provider capital expenditure alone exceeds $100 billion annually. New entrants, for instance "competitive access providers," account for about 7-8% of this amount, and have spent a cumulative total of about $40 billion to deploy local and regional overbuild networks. Licenses to use spectrum to offer new "3G" wireless services in Europe have been sold via auction for almost $110 billion. A multiple of this amount will be needed to build out those systems. Similar auctions are taking place around the world. These large expenditure requirements have placed tremendous demands on the financial capacity of industry participants.

      Price competition in certain legacy businesses, particularly the traditional long distance voice communications markets, is also affecting sentiment in the industry. These concerns are fueled by the threat of overcapacity of communications infrastructure, highlighted by visibility of the acceleration of price competition in recent months, particularly in the voice communications markets.

      Communications technology companies are also suffering the consequences of communications services providers' current quandary. Demand for telecommunications equipment and components has slowed as major customers wait out the difficult environment, and revenues and earnings for industry leaders such as Lucent Technologies, Nortel Networks, and Motorola are taking a hit.

BREAKING THE BOTTLENECK

      We don't believe the telecommunications revolution will remain stalled for long. We believe a new administration will re-establish the U.S. as the global engine for growth. At the telecommunications industry level, new Federal Communications Commission regulators will bring a more free-market oriented philosophy to the agency. Our expectation for a more corporate friendly policy, specifically a more relaxed anti-trust environment, should stimulate burgeoning industry demand to reveal itself more vigorously as the global economy comes out of its slumber.

      The long-term fundamentals of the industry remain intact. Even today, barely 5% of the world's population has access to basic communications services. New technology is making it easier and cost effective to reach these segments. Wireless technology will play a major role in this effort. In certain demographics where basic service provision is adequate, there is a growing demand and willingness to pay for new value added services such as online information, e-commerce, and entertainment. A wealthier and aging population with growing disposable income is providing for a larger slice of available expenditure per person allocated towards these new information services. Innovation is providing an endless pipeline of new services to satisfy this growing demand. Globalization is accelerating the diffusion of information and knowledge and reducing the cost of financing this endeavor. Policy makers recognize the vital role of communications industries to the long-term health of their respective economies.

      Despite the ill mood, merger and acquisition activity continues illustrating that industry players are putting their "money where their mouth is." Several "mega-mergers" closed in 2000, even as the possibility of an industry recession were becoming more likely. Vodaphone recently completed the largest hostile takeover, as well as the largest cross-border merger. Verizon and GTE joined to become the largest wired and wireless phone company in the United States. Qwest and US West also completed their deal uniting new technology with customers and cash flow. Deutsche Telekom made a bid for the national wireless "GSM" footprint offered by Voicestream. Just prior to year end, Time Warner completed its merger with America Online and Vivendi completed its purchase of Seagram.

      Capital market conditions are showing signs of improvement. Joint ventures such as NTT DoCoMo's recently announced investment in AT&T Wireless should help get capital moving in the right direction again. More enlightened regulatory policies promoting rather than restraining global consolidation would also help free up capital. With the costs of building new systems (raw material, labor, and capital) rising and the price of valuable communications assets falling in the global equities markets, we could see a major round of "cheaper to buy than to build" consolidation in the telecommunications sector. We may also see cash flows in the industry improve as communications companies stop competing on the basis of price alone and start marketing the reliability and quality of their services. This would provide additional incentive for completing technologically advanced communications networks ahead of the competition. We can envision a day in the not too distant future when businesses and consumers will pay nothing for individual calls or Internet visits, but a respectable price for access to reliable, high-quality, high-speed networks.

A TRIBUTE TO THE TELECOM ACT

      We are approaching the fifth anniversary of the Telecommunications Act of 1996. Its significance as a blueprint for aligning regulation of the communications industries with the realities of the modern economy cannot be understated. Most major world economies now operate deregulated communications markets and have reaped the benefits of innovations, productivity and improved standards of living. We have experienced a wave of consolidation and expect much more to come. Hurdles still remain, but they will be overcome over time. Long-term industry growth is firmly in place. We expect the visibility of attractive returns in the industry to improve shortly and anticipate a continuing environment of ample opportunities to generate attractive returns.

THIS YEAR'S SCORECARD

      The Fund's outstanding performers for the year came from a wide array of industries including aerospace (Lockheed Martin), publishing (Harcourt General), and energy and utilities (El Paso Electric). Some of the Fund's communications equipment holdings posted good gains for the year, such as Allen Telecom, Furukawa Electric, L-3 Communications, and Scientific Atlanta.

      Long distance telecommunications companies such as AT&T Corp., Sprint, DDI Corp., and General Communication negatively impacted the Fund's performance. Cable companies UnitedGlobalCom, NTL Inc., and Comcast Corp. also declined sharply. All were previous portfolio stars, which we believe will rebound in the year ahead.


LET'S TALK STOCKS

      The following are stock specifics on selected holdings of the Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of December 31, 2000.

BCE INC. (BCE - $28.9375 - NYSE) is a Canadian based communications conglomerate. The company has traditionally been the main supplier of telecommunications services, including wireless, to most of Eastern Canada. These operations are now owned through Bell Canada, which BCE owns with 20% owner/partner SBC Communications. In the past year, BCE has raised the priority of highlighting hidden value through a series of transactions including completion of its spin-off of Nortel Networks in 2000. In addition, it has been active cementing its strategic position as a national provider of content, creativity and distribution.

CABLE & WIRELESS PLC (CWP - $39.875 - NYSE) is a United Kingdom-based provider of global telecommunications network services. Its key assets include: ownership in leading voice, data & ISP networks in the U.K. and U.S.; numerous stakes in undersea telecommunication network routes; and a strong regional presence in Asia/Pacific & Europe and the Caribbean/Latin America. The sale of Cable & Wireless HKT plc to Pacific Century CyberWorks (PCW - $6.125 - NYSE) closed on August 17, 2000. As a result of this transaction, Cable & Wireless will hold a meaningful position in PCW.

CABLEVISION SYSTEMS CORP. (CVC - $84.9375 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market -- New York. Cablevision is a leader in delivering cutting-edge technological innovation, such as high speed cable, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages recognized content offerings such as American Movie Classics, Bravo and The Independent Film Channel. Cablevision owns and operates New York City's famed Madison Square Garden, which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. The company also operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world-famous Rockettes.

CENTURYTEL INC. (CTL - $35.75 - NYSE), based in Monroe, Louisiana, is the eighth largest local telephone company in the U.S., with over 1.8 million access lines in the South and Midwest. CenturyTel also has over 740,000 cellular customers. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. With the $2.2 billion acquisition of Portland-based Pacific Telecom, CenturyTel has added seven states, ten cellular markets and 640,000 access lines to its customer base. The acquired operations have nearly doubled Century's revenues. The company is also in the process of acquiring 475,000 access lines in 3 states for $1.5 billion. The company continues to build value through other ventures, primarily its long distance and competitive local exchange carrier operations.

TELEPHONE & DATA SYSTEMS INC. (TDS - $90.00 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $60.25 - AMEX) and conducts its telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp. (VSTR - $100.625 - Nasdaq), TDS now owns 35.6 million shares of VoiceStream valued at over $4.0 billion. VoiceStream is in the process of being acquired by Deutsche Telekom (DT - $29.25 - NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share.

TELECOM ITALIA MOBILE SPA (TIM.MI - $7.98 - MILAN STOCK EXCHANGE), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off in July 1998 and began trading on the Milan Stock Exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy and Europe, with over 19 million Global Systems for Mobile Communications ("GSM") subscribers. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only two competitors, Omnitel and Wind.Telus Corp. (TU - $25.9375 - NYSE) is the incumbent provider of telecommunications services in British Columbia and Alberta. In a transforming event, the company's new CEO Darryn Entwhistle spearheaded the acquisition of Clearnet Communications. This transaction gives Telus instant entry into the national wireless communications market and provides numerous opportunities to share expertise across the companies to create significant new value.

U.S. CELLULAR CORP. (USM - $60.25 - AMEX) is an 81% owned subsidiary of TDS and is a wireless carrier with cellular licenses covering over 25 million people primarily in rural and suburban markets. The company currently serves about 3 million subscribers and is an important roaming partner for national wireless carriers such as AT&T Wireless Group (AWE - $17.3125 - NYSE), Verizon Communications (VZ - $50.125 - NYSE), and Sprint PCS Group (PCS - $20.4375 -
NYSE).

VERIZON COMMUNICATIONS (VZ - $50.125 -NYSE) was formed by the merger of Bell Atlantic and GTE, and combination of the wireless assets of the combined company with U.S. assets of Vodafone Group plc (VOD - $35.8125 - NYSE). Verizon is one of the world's leading providers of high-growth communications services. Verizon is the largest domestic local phone provider with about 64 million access lines. Verizon Wireless is also the largest national wireless carrier servicing 27.5 million wireless customers. Verizon is also a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 40 countries in the Americas, Europe, Asia and the Pacific.

VOICESTREAM WIRELESS CORP. (VSTR - $100.625 - NASDAQ) is one of the remaining two U.S. independent national wireless service providers servicing over 3 million subscribers and controlling PCS licenses covering over 235 million people. VoiceStream was spun-off of Western Wireless about 24 months ago and is the only national carrier utilizing GSM (Global System for Mobile Communication) technology, a dominant standard in Europe. VoiceStream is in the process of being acquired by Deutsche Telekom (DT - $29.25 - NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share. The merger is pending regulatory approval and is expected to close in 2001. Deutsche Telekom ownership will provide VoiceStream with significant financial resources and allow it to aggressively build out its licensed territory and gain market share in the growing domestic wireless industry.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

WHO               WHAT                      WHEN
---               ----                      ----
Mario Gabelli     Chief Investment Officer  First Monday of each month
Howard Ward       Large Cap Growth          First Tuesday of each month
Barbara Marcin    Large Cap Value           Last Wednesday of each month

                  SECTOR/SPECIALTY          2nd and 3rd Wednesday of each month
                  ----------------
Tim O'Brien       Utilities Industry
Caesar Bryan      International Investing
Ivan Arteaga      Telecom and Media
Hart Woodson      Global Convertibles

      The second and third Wednesday of each month will feature portfolio managers responsible for our more focused offerings. All chat sessions are held at 4:15 PM ET. Arrive early as attendance is limited. Days and times may vary based on portfolio manager availability.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We empathize with shareholders who invested in the Fund at the beginning of this year. No one likes to see the value of an investment decline -- particularly as far as our portfolio retreated this year. However, we believe patience will be rewarded, as it has for our long term shareholders. Even after this year's sharp decline, the Fund has produced average annualized returns of 16.85% since its inception. There are no guarantees we will be able to duplicate these results over the next several years. However, we believe disciplined telecommunications investors will be satisfactorily rewarded.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABTX. Please call us during the business day for further information.

                                   Sincerely,

        /S/SIGNATURE                            /S/SIGNATURE

        MARIO J. GABELLI, CFA                   MARC J. GABELLI
        Team Portfolio Manager and              Associate Portfolio Manager
        Chief Investment Officer

                                                /S/SIGNATURE

                                                IVAN ARTEAGA, CFA
                                                Associate Portfolio Manager

February 1, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2000
                                -----------------
        Telephone & Data Systems Inc.    Telus Corp.
        Cable & Wireless plc             Telecom Italia Mobile SpA
        CenturyTel Inc.                  Verizon Communications
        Cablevision Systems Corp.        BCE Inc.
        VoiceStream Wireless Corp.       United States Cellular Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                      MARKET
      SHARES                                           COST           VALUE
      ------                                           ----           ------

              COMMON STOCKS -- 94.6%
              AEROSPACE -- 1.1%
     110,000  Lockheed Martin Corp. .............  $  3,000,302    $  3,734,500
                                                   ------------    ------------
              BROADCASTING -- 1.1%
      60,744  CanWest Global
                Communications Corp. ............       753,126         478,359
      35,000  Chris-Craft Industries Inc.+ ......     2,193,860       2,327,500
      70,000  Paxson Communications
                Corp., Cl. A+ ...................       735,045         835,625
       2,000  TiVo Inc.+ ........................        21,375          10,750
                                                   ------------    ------------
                                                      3,703,406       3,652,234
                                                   ------------    ------------
              BUSINESS SERVICES -- 2.0%
       9,000  Carlisle Holdings Ltd.+ ...........        48,250          63,000
       4,000  Convergys Corp.+ ..................        53,716         181,250
      16,000  Donnelley (R.H.) Corp. ............       214,432         389,000
     180,000  Galileo International Inc. ........     3,392,308       3,600,000
      37,000  IDT Corp.+ ........................       592,160         753,875
      70,000  Securicor Group plc ...............             0         159,986
       1,000  StarTek Inc.+ .....................        24,300          15,375
      12,600  Vivendi Universal SA ..............       566,512         829,243
       8,000  Vivendi Universal SA, ADR .........       579,113         522,500
                                                   ------------    ------------
                                                      5,470,791       6,514,229
                                                   ------------    ------------
              CABLE -- 5.7%
      16,000  Adelphia Communications
                Corp., Cl. A+ ...................       684,620         826,000
      11,500  Austar United Communications
                Ltd.+ ...........................        40,409          13,802
      95,000  Cablevision Systems
                Corp., Cl. A+ ...................     5,119,673       8,069,062
      35,000  Charter Communications
                Inc., Cl. A+ ....................       577,188         794,062
      27,000  Comcast Corp., Cl. A ..............       214,182       1,115,437
      27,000  Comcast Corp., Cl. A, Special .....       214,182       1,127,250
      11,550  Cox Communications Inc.+ ..........       407,138         537,797
      24,000  Mediacom
                Communications Corp.+ ...........       273,375         412,500
     100,560  NTL Inc.+ .........................     3,077,765       2,407,155
      35,090  Telewest Communications
                plc, ADR+ .......................       620,642         552,667
     200,000  UnitedGlobalCom Inc., Cl. A+ ......     3,789,352       2,725,000
                                                   ------------    ------------
                                                     15,018,526      18,580,732
                                                   ------------    ------------
              COMMUNICATIONS EQUIPMENT -- 5.1%
      22,000  360networks Inc.+ .................       354,032         280,500
     200,000  Allen Telecom Inc.+ ...............     1,004,999       3,587,500
     120,000  Champion Technology
                Holdings, ADR ...................        81,258          17,076
      20,000  Communications Systems Inc. .......       200,493         176,250
       3,000  Copper Mountain
                Networks Inc.+ ..................        23,625          17,719



                                                                      MARKET
      SHARES                                           COST           VALUE
      ------                                           ----           ------
      32,000  Ericsson (L.M.) Telephone
                Co., Cl. B, ADR .................  $     55,422    $    358,000
     150,000  Furukawa Electric Co. Ltd. ........     2,909,343       2,620,402
       2,500  General Semiconductor Inc. ........        33,120          15,625
      90,000  GN Store Nord A/S .................       468,607       1,573,599
       3,000  JDS Uniphase Corp.+ ...............       191,625         125,062
       3,500  L-3 Communications
                Holdings Inc.+ ..................        77,000         269,500
      40,000  Lucent Technologies Inc. ..........       738,525         540,000
      59,000  Motorola Inc. .....................     1,415,276       1,194,750
      28,000  Nokia Corp., Cl. A, ADR ...........        67,091       1,218,000
     110,000  Nortel Networks Corp. .............     5,027,253       3,526,875
      24,000  Scientific-Atlanta Inc. ...........       197,408         781,500
         500  Siemens AG, ADR ...................        23,625          65,367
     300,000  Time Engineering Berhad+ ..........       316,448         153,156
      15,000  TNT Post Group NV, ADR ............       198,278         368,437
                                                   ------------    ------------
                                                     13,383,428      16,889,318
                                                   ------------    ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.5%
       1,000  America Online Latin
                America Inc.+ ...................         8,750           2,687
         500  Covad Communications
                Group Inc.+ .....................         2,094             828
       3,230  EarthLink Inc.+ ...................        45,250          16,251
      15,000  El Sitio Inc. .....................        91,725           7,969
     240,000  Genuity Inc.+ .....................     1,898,186       1,215,000
       2,000  Geoworks Corp. ....................        10,481           5,875
       2,500  Korea Thrunet Co. Ltd., Cl. A+ ....        45,000           5,937
      40,000  NBC Internet Inc., Cl. A+ .........       398,135         140,000
      24,000  Net2Phone Inc.+ ...................       773,313         177,000
       8,000  T-Online International AG+ ........       188,047         100,644
       1,000  Via Net.Works Inc.+ ...............        10,875           3,812
                                                   ------------    ------------
                                                      3,471,856       1,676,003
                                                   ------------    ------------
              DIVERSIFIED INDUSTRIAL -- 0.2%
       5,330  Bouygues SA .......................        81,078         241,445
      25,000  Hutchison Whampoa Ltd. ............       240,572         311,702
                                                   ------------    ------------
                                                        321,650         553,147
                                                   ------------    ------------
              ENERGY AND UTILITIES -- 3.4%
     328,100  Conectiv Inc. .....................     5,581,155       6,582,506
     170,000  El Paso Electric Co.+ .............     1,567,625       2,244,000
      12,000  Florida Public Utilities Co. ......       189,600         192,000
      10,000  Montana Power Co. .................       256,852         207,500
      36,000  SCANA Corp. .......................       919,671       1,064,250
       8,000  SJW Corp. .........................       936,700         816,000
                                                   ------------    ------------
                                                      9,451,603      11,106,256
                                                   ------------    ------------
              ENTERTAINMENT -- 3.6%
       4,050  Fisher Companies Inc. .............       281,372         222,750
      75,870  Gemstar-TV Guide
                International Inc.+ .............     2,633,595       3,518,471

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                      MARKET
      SHARES                                           COST           VALUE
      ------                                           ----           ------

              COMMON STOCKS (CONTINUED)
              ENTERTAINMENT (CONTINUED)
      24,000  Liberty Digital Inc.+ .............  $    251,078    $    121,500
     458,000  Liberty Media Group, Cl. A+ .......     2,494,721       6,211,625
      62,000  Metromedia International
                Group Inc.+ .....................       534,239         161,200
       5,000  Time Warner Inc. ..................       370,875         261,200
      18,000  USA Networks Inc.+ ................       402,375         349,875
      20,000  Viacom Inc., Cl. A+ ...............     1,016,894         940,000
                                                   ------------    ------------
                                                      7,985,149      11,786,621
                                                   ------------    ------------
              EQUIPMENT AND SUPPLIES -- 0.2%
       9,000  Amphenol Corp., Cl. A+ ............       140,144         352,688
      20,000  Thyssen Krupp AG+ .................       367,787         313,574
                                                   ------------    ------------
                                                        507,931         666,262
                                                   ------------    ------------
              PUBLISHING -- 1.3%
      56,100  Harcourt General Inc. .............     2,849,303       3,208,920
      16,000  Media General Inc., Cl. A .........       751,124         582,400
       8,000  News Corp. Ltd., ADR ..............       179,087         258,000
      21,280  Seat Pagine Gialle SpA ............        35,453          47,449
      12,000  Telegraaf Holdingsmij - CVA .......       279,359         243,348
                                                   ------------    ------------
                                                      4,094,326       4,340,117
                                                   ------------    ------------
              SATELLITE -- 3.1%
         500  Asia Satellite
                Telecommunications
                Holdings Ltd., ADR ..............         9,753          10,187
       1,000  British Sky Broadcasting
                Group, ADR ......................        36,400         101,000
      53,000  EchoStar Communications
                Corp., Cl. A+ ...................       405,634       1,205,750
     200,000  General Motors Corp., Cl. H+ ......     4,688,068       4,600,000
      16,000  Globalstar Telecommunications
                Ltd.+ ...........................        55,724          14,500
      40,000  Liberty Satellite &
                Technology Inc., Cl. A+ .........       250,711         126,250
     135,000  Loral Space &
                Communications Ltd.+ ............     1,616,144         430,312
       6,000  Orbital Sciences Corp.+ ...........        93,257          24,750
     100,000  PanAmSat Corp.+ ...................     3,005,637       3,468,750
      10,000  Pegasus Communications Corp.+ .....       185,870         257,500
      10,000  PT Indosat Tbk, ADR ...............       146,877          91,875
                                                   ------------    ------------
                                                     10,494,075      10,330,874
                                                   ------------    ------------
              TELECOMMUNICATIONS: BROADBAND -- 1.1%
      20,000  Adelphia Business Solutions Inc.+ .       118,634          85,000
      50,000  BroadWing Inc.+ ...................     1,044,724       1,140,625
       4,500  Choice One Communications Inc.+ ...        87,438          41,906
       3,500  Colt Telecom Group plc+ ...........        27,891         307,125


                                                                      MARKET
      SHARES                                           COST           VALUE
      ------                                           ----           ------
       5,000  Davel Communications
                Group Inc.+ .....................  $     12,094    $        105
      16,000  Golden Telecom Inc. ...............       160,205          82,000
       5,000  Intermedia Communications Inc.+ ...        58,807          35,937
       2,000  Jazztel plc, ADR+ .................        33,014          21,500
      18,000  McLeodUSA Inc., Cl. A+ ............        52,620         254,250
      12,000  Metromedia Fiber
                Network Inc., Cl. A+ ............       245,562         121,500
      40,000  NorthPoint Communications
                Group Inc.+ .....................       174,871          13,750
     150,000  Pacific Century
                CyberWorks Ltd. .................       321,391          97,116
       5,000  Startec Global
                Communications Corp.+ ...........        40,321          19,375
      30,000  United Pan-Europe
                Communications NV,
                Cl. A, ADR+ .....................       493,771         315,000
      65,000  XO Communications
                Inc., Cl. A+ ....................     1,479,084       1,157,813
                                                   ------------    ------------
                                                      4,350,427       3,693,002
                                                   ------------    ------------
              TELECOMMUNICATIONS: LOCAL -- 17.1%
      96,924  Aliant Inc. .......................     1,671,886       2,152,060
       3,000  Allegiance Telecom Inc.+ ..........        28,500          66,797
      75,000  ALLTEL Corp. ......................     3,101,284       4,682,813
      60,000  AT&T Canada Inc., Cl. B+ ..........     1,825,914       1,751,250
      15,200  Atlantic Tele-Network Inc. ........       129,263         153,900
      70,000  BellSouth Corp. ...................     1,616,743       2,865,625
       8,000  Brasil Telecom
                Participacoes SA, ADR ...........       463,692         472,000
     290,000  CenturyTel Inc. ...................     9,037,119      10,367,500
         500  Cia Riograndense Telecom ..........           310             201
     400,000  Citizens Communications Co. .......     3,888,148       5,250,000
     124,817  Commonwealth Telephone
                Enterprises Inc.+ ...............     3,303,469       4,368,595
      41,400  Commonwealth Telephone
                Enterprises Inc., Cl. B+ ........       530,014       1,573,200
      10,000  Conestoga Enterprises Inc. ........       184,220         172,500
     200,000  CoreComm Ltd.+ ....................     2,144,177         990,625
      20,000  E.Spire Communications Inc. .......       112,813          10,000
      25,000  Eircom plc ........................       100,958          64,428
      30,000  Electric Lightwave Inc., Cl. A+ ...       275,687          99,375
     150,000  First Pacific Co. Ltd. ............        90,040          42,789
      15,000  First Pacific Co. Ltd., ADR .......        54,312          21,395
      65,000  RCN Corp.+ ........................       582,157         410,313
     255,000  Rogers Communications Inc.,
                Cl. B, ADR+ .....................     2,912,297       4,335,000
     120,000  SBC Communications Inc. ...........     3,995,384       5,730,000
       9,000  Shenandoah
                Telecommunications Co. ..........       217,187         289,125
     100,000  Sonera Group Oyj ..................     2,645,955       1,811,968


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                      MARKET
      SHARES                                           COST           VALUE
      ------                                           ----           ------

              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS: LOCAL (CONTINUED)
      25,693  Tele Norte Leste Participacoes
                SA, ADR .........................  $    368,347    $    586,122
      20,000  Telecom Argentina Stet France
              Telecom SA, ADR ...................       444,848         313,750
   1,000,000  TelecomAsia Corp. Public
                Co. Ltd. ........................       687,194         409,174
       4,000  Time Warner Telecom Inc.,
                Cl. A+ ..........................        56,000         253,750
     140,000  Verizon Communications ............     6,137,415       7,017,500
                                                   ------------    ------------
                                                     46,605,333      56,261,755
                                                   ------------    ------------
              TELECOMMUNICATIONS: LONG DISTANCE -- 5.1%
     216,994  AT&T Corp. ........................     6,650,386       3,756,709
      25,000  Call-Net Enterprises Inc.+ ........       236,026          17,976
         422  DDI Corp. .........................     2,051,129       2,036,137
      23,000  Embratel Participacoes
                SA, ADR+ ........................       476,687         360,813
      75,000  General Communication
                Inc., Cl. A+ ....................       341,095         525,000
     135,000  Global Crossing Ltd.+ .............     3,584,921       1,932,188
     160,000  Qwest Communications
                International Inc.+ .............     6,226,508       6,560,000
      60,000  Sprint Corp.+ .....................     1,144,004       1,218,750
       5,000  Telegroup Inc.+ ...................        20,540              23
      61,000  Viatel Inc.+ ......................       679,166         226,844
      12,000  WorldCom Inc.+ ....................       229,975         168,000
                                                   ------------    ------------
                                                     21,640,437      16,802,440
                                                   ------------    ------------
              TELECOMMUNICATIONS: NATIONAL -- 16.7%
         500  Avaya Inc.+ .......................         4,138           5,156
     240,000  BCE Inc. ..........................     6,608,711       6,945,000
      10,000  British Telecommunications
                plc, ADR ........................       931,907         867,500
      15,000  Cable & Wireless plc ..............       200,153         202,335
     265,000  Cable & Wireless plc, ADR .........     8,012,097      10,566,875
  11,345,454  Cable & Wireless Jamaica Ltd. .....       406,750         432,670
       3,500  China Unicom Ltd., ADR+ ...........        73,301          51,625
      64,000  Compania de Telecomunicaciones
                de Chile SA, ADR ................       988,703         844,000
      31,000  Deutsche Telekom AG, ADR+ .........     1,279,238         906,750
       2,500  France Telecom SA, ADR ............       134,312         214,219
       4,707  Hellenic Telecommunications
                Organization SA .................        76,629          69,494
       3,500  Hellenic Telecommunications
                Organization SA, ADR+ ...........        41,662          25,375
      65,000  HPY Holding - HTF Holding
                Oyj Abp, Cl. A ..................     1,743,846       1,399,300
       8,000  Hungarian Telephone &
                Cable Corp.+ ....................        54,232          46,000
          80  Japan Telecom Co. Ltd. ............     1,328,442       1,646,234


                                                                      MARKET
      SHARES                                           COST           VALUE
      ------                                           ----           ------
       5,000  Korea Telecom Corp. ...............  $    183,166    $    264,822
      30,209  KPN NV, ADR .......................       272,243         336,075
         500  Magyar Tavkozlesi Rt, ADR .........         9,650          10,219
         237  Nippon Telegraph &
                Telephone Corp. .................     2,324,781       1,707,977
      11,500  Nippon Telegraph &
                Telephone Corp., ADR ............       514,462         410,406
       1,500  Pakistan Telecommunications,
                GDR (a) .........................       137,766          56,640
      85,000  Philippine Long Distance
              Telephone Co., ADR ................     1,940,803       1,514,063
      60,000  Portugal Telecom SA, ADR ..........       233,785         540,000
      21,600  PT Telekomunikasi
                Indonesia, ADR ..................       229,279          89,100
      10,000  Rostelecom, ADR ...................        79,578          51,875
     100,000  Singapore
                Telecommunications Ltd. .........       196,150         155,130
     145,000  Swisscom AG, ADR ..................     4,516,525       3,715,625
      20,000  Tele Danmark A/S, ADR .............       333,831         406,250
      22,000  Telecom Corp. of
              New Zealand Ltd., ADR .............       521,825         367,125
     190,000  Telecom Italia SpA ................       442,119       2,101,320
      19,000  Telecom Italia SpA, ADR ...........       863,047       2,095,938
   3,355,677  Telecomunicacoes de Rio de
                Janeiro SA ......................       148,557          97,229
     123,011  Telefonica SA, ADR ................     4,433,543       6,150,550
       5,435  Telefonica SA, BDR+ ...............       110,911          88,493
      53,000  Telefonos de Mexico SA,
                Cl. L, ADR ......................     1,013,356       2,391,625
     304,000  Telekom Malaysia Berhad ...........     1,432,905         903,990
       2,400  Telstra Corp. Ltd., ADR ...........        47,304          42,600
      71,079  TELUS Corp. .......................     1,343,713       1,966,254
     200,000  TELUS Corp., Non-Voting ...........     4,682,666       5,226,330
       1,016  TELUS Corp.,
                Non-Voting, ADR .................        25,613          26,346
       8,075  Thai Telephone &
                Telecom, GDR+ (a) ...............       100,542           2,221
       3,000  Veba AG ...........................       126,255         182,511
                                                   ------------    ------------
                                                     48,148,496      55,123,247
                                                   ------------    ------------
              WIRELESS COMMUNICATIONS -- 27.3%
      40,000  ABC Communications
                Holdings Ltd. ...................        20,301           3,333
      14,000  AirGate PCS Inc.+ .................       579,788         497,000
     380,000  AT&T Wireless Group+ ..............    10,595,891       6,578,750
         500  Celular CRT Participacoes .........           206             162
      25,000  Centennial Cellular Corp., Cl. A+ .       367,498         468,750
       4,000  China Mobile (Hong Kong)
                Ltd., ADR+ ......................       144,936         108,500
      35,000  CP Pokphand, ADR+ .................       259,575          12,229
      65,000  Dobson Communications
                Corp., Cl. A+ ...................       834,251         950,625


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                      MARKET
      SHARES                                           COST           VALUE
      ------                                           ----           ------


              COMMON STOCKS (CONTINUED)
              WIRELESS COMMUNICATIONS (CONTINUED)
      10,000  Easycall Group+ ...................  $      9,532    $      1,084
     240,000  Europolitan Holdings AB ...........       220,306       2,123,887
      42,988  Grupo Iusacell SA de CV, ADR+ .....       478,228         419,133
      26,000  Himachal Futuristic (a) ...........       141,200       1,898,000
      44,000  Leap Wireless International Inc.+ .       561,750       1,100,000
      85,000  Libertel NV+ ......................     1,351,081         953,631
      14,000  Metricom Inc.+ ....................       170,375         140,875
       2,500  Metrocall Inc.+ ...................        13,106           1,172
      65,000  Microcell
                Telecommunications Inc.+ ........     1,907,905       1,235,000
       3,000  Motient Corp.+ ....................        38,340          12,000
     185,000  Nextel Communications
                Inc., Cl. A+ ....................     6,835,767       4,578,750
      70,000  Nextel Partners Inc., Cl. A+ ......     1,466,901       1,176,875
         270  NTT DoCoMo Inc.+ ..................     3,363,166       4,657,617
      20,000  PNV.net Inc. ......................        48,094           3,750
      27,000  Powertel Inc.+ ....................     2,008,567       1,672,313
     100,000  Price Communications Corp.+ .......     1,045,774       1,681,250
     220,000  Rogers Wireless Communications
                Inc., Cl. B+ ....................     3,483,536       3,891,250
      30,000  Rural Cellular Corp., Cl. A+ ......       614,841         888,750
     145,000  SK Telecom Co. Ltd., ADR ..........     1,732,957       3,416,563
     165,000  Sprint Corp. (PCS Group)+ .........     6,125,149       3,372,188
      80,000  Technology Resources
                Industries ......................       309,067          48,631
       2,300  Tele Celular Sul
                Participacoes SA, ADR ...........        37,449          60,088
       7,666  Tele Centro Oeste Celular
                Participacoes SA, ADR ...........        22,224          74,264
         460  Tele Leste Celular
                Participacoes SA, ADR ...........        12,153          15,870
       1,150  Tele Nordeste Celular
                Participacoes SA, ADR ...........        16,568          47,581
         460  Tele Norte Celular
                Participacoes SA, ADR ...........         7,079          15,525
       5,000  Telecel-Comunicacaoes
                Pessoais SA, ADR ................        67,584          54,453
     901,000  Telecom Italia Mobile SpA .........     3,560,855       7,190,135
      23,400  TeleCorp PCS Inc., Cl. A+ .........       483,432         523,575
       1,150  Telemig Celular
                Participacoes SA, ADR ...........        30,497          68,425
     230,000  Telephone & Data Systems Inc. .....    15,199,598      20,700,000
   5,272,417  Telesp Celular Participacoes SA ...         2,665          36,177
       9,200  Telesp Celular
                Participacoes SA, ADR ...........       284,292         248,400
      90,000  Teligent Inc., Cl. A+ .............     1,110,100         174,375
      20,000  Total Access
                Communications plc+ .............       126,250          53,800
      12,000  Triton PCS Holdings Inc., Cl. A+ ..       356,251         407,250
     115,000  United States Cellular Corp+ ......     6,767,143       6,928,750


                                                                      MARKET
      SHARES                                           COST           VALUE
      ------                                           ----           ------

      12,000  Vimpel Communications, ADR+ .......  $    226,544    $    178,500
      51,000  Vodafone Group plc, ADR ...........       775,958       1,826,438
      80,000  VoiceStream Wireless Corp.+ .......     2,260,953       8,050,000
      20,000  Western Wireless Corp., Cl. A+ ....       559,998         783,750
      58,000  Winstar Communications Inc.+ ......     1,586,622         677,875
                                                   ------------    ------------
                                                     78,222,303      90,007,299
                                                   ------------    ------------
              TOTAL COMMON STOCKS ...............   275,870,039     311,718,036
                                                   ------------    ------------
              PREFERRED STOCKS -- 0.5%
              ENTERTAINMENT -- 0.0%
      1,500   Metromedia International
                Group Inc.,
                7.25% Cv. Pfd. ..................        61,513          20,850
                                                   ------------    ------------
              TELECOMMUNICATIONS: LOCAL -- 0.4%
     22,000   Citizens Communications Co.,
                5.00% Cv. Pfd. ..................     1,243,373       1,166,000
                                                   ------------    ------------
              TELECOMMUNICATIONS: NATIONAL -- 0.1%
     12,000   Philippine Long Distance
                Telephone Co.,
                $3.50 Cv. Pfd., Ser. III ........       568,475         423,000

     19,500   Telecomunicacoes de Parana
                SA, Pfd. ........................           164             166
                                                   ------------    ------------
                                                        568,639         423,166
                                                   ------------    ------------
              WIRELESS COMMUNICATIONS -- 0.0%
    197,928   Telesp Celular Participacoes
                SA, Pfd.+ .......................        40,511           2,086
 19,593,149   Tele Sudeste Celular
                Participacoes SA, Pfd. ..........       118,824          68,325
                                                   ------------    ------------
                                                        159,335          70,411
                                                   ------------    ------------
              TOTAL PREFERRED STOCKS ............     2,032,860       1,680,427
                                                   ------------    ------------

              RIGHTS -- 0.0%
              TELECOMMUNICATIONS: LOCAL -- 0.0%
    315,789   TelecomAsia Corp.
               Public Co. Ltd., Rights ..........             0               0
                                                   ------------    ------------
   PRINCIPAL
    AMOUNT
    --------
              CORPORATE BONDS -- 0.3%
              TELECOMMUNICATIONS: NATIONAL -- 0.2%
 $1,000,000   Telekom Malaysia Berhad,
                4.00%, 10/03/04 (a) .............     1,000,048         887,500
                                                   ------------    ------------
              WIRELESS COMMUNICATIONS -- 0.1%
    250,000   Technology Resources Industries,
                Sub. Deb. Cv.
                2.75%, 11/28/04 (a) .............       250,000         288,750
                                                   ------------    ------------
              TOTAL CORPORATE BONDS .............     1,250,048       1,176,250
                                                   ------------    ------------


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MARKET
  AMOUNT                                               COST           VALUE
  ------                                               ----           ------

              U.S. GOVERNMENT OBLIGATIONS -- 4.5%
$14,967,000   U.S. Treasury Bills,
                5.63% to 6.36%++,
                due 01/04/01 to 03/29/01 ........  $ 14,834,580    $ 14,830,330
                                                   ------------    ------------
              TOTAL
               INVESTMENTS -- 99.9%                $293,987,527     329,405,043
                                                   ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 0.1% ......................         214,089
                                                                   ------------
              NET ASSETS -- 100.0% ............................    $329,619,132
                                                                   ============

                                                    SETTLEMENT   NET UNREALIZED
                                                       DATE       APPRECIATION
                                                   ------------  --------------
              FORWARD FOREIGN EXCHANGE CONTRACTS
5,626,580(b)  Deliver Hong Kong Dollars
                in exchange for
                USD 722,827 .....................    08/03/01        $2,172
                                                                     ======
  ------------------------
              For Federal tax purposes:
              Aggregate cost ..................................    $295,361,507
                                                                   ============
              Gross unrealized appreciation ...................    $ 71,260,043
              Gross unrealized depreciation ...................     (37,216,507)
                                                                   ------------
              Net unrealized appreciation .....................    $ 34,043,536
                                                                   ============
   ------------------------

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of Rule 144A securities amounted to $3,133,111 or 0.9% of total net assets.
(b)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
BDR - Brazilian Depositary Receipt.
GDR - Global Depositary Receipt.
USD - U.S. Dollars.
                                                         % OF
                                                        MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION                           VALUE          VALUE
    --------------------------                          ------         --------
    North America ...............................        73.7%     $242,915,653
    Europe ......................................        13.2%       43,441,307
    Asia/Pacific Rim ............................         6.5%       21,411,541
    Japan .......................................         4.0%       13,078,774
    Latin America ...............................         2.6%        8,557,768
                                                        -----      ------------
                                                        100.0%     $329,405,043
                                                        =====      ============


                 See accompanying notes to financial statements.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost
    $293,987,527) .......................   $329,405,043
  Cash and foreign currency, at value
    (Cost $2,214,115) ...................      2,165,387
  Receivable for investments sold .......      1,170,391
  Receivable for Fund shares sold .......        706,704
  Dividends and interest receivable .....        317,835
  Net unrealized appreciation on
    forward foreign exchange contracts ..          2,172
  Other assets ..........................         11,729
                                            ------------
  TOTAL ASSETS ..........................    333,779,261
                                            ------------
LIABILITIES:
  Payable for investments purchased .....        400,178
  Payable for Fund shares redeemed ......      3,204,935
  Payable for investment advisory fees ..        291,482
  Payable for distribution fees .........         72,987
  Other accrued expenses ................        190,547
                                            ------------
  TOTAL LIABILITIES .....................      4,160,129
                                            ------------
  NET ASSETS applicable to 18,699,712
    shares outstanding ..................   $329,619,132
                                            ============
NET ASSETS CONSIST OF:
  Capital stock, at par value ...........   $     18,700
  Additional paid-in capital ............    295,345,279
  Distributions in excess of net
    realized gain on investments and
    foreign currency transactions .......     (1,116,820)
  Net unrealized appreciation on
    investments and foreign currency
    transactions ........................     35,371,973
                                            ------------
  TOTAL NET ASSETS ......................   $329,619,132
                                            ============
SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Shares of capital stock outstanding
    ($0.001 par value) ..................     18,688,084
                                              ==========
  Net Asset Value, offering and redemption
    price per share ............................  $17.63
                                                  ======
  CLASS A:
  Shares of capital stock outstanding
    ($0.001 par value) .........................     928
                                                  ======
  Net Asset Value and redemption
    price per share ............................  $17.61
                                                  ======
  Maximum offering price per share
    (NAV (DIVIDE) 0.9425,  based on
    maximum sales charge of 5.75% of
    the offering price at December
    31, 2000) ..................................  $18.68
                                                  ======
  CLASS B:
  Shares of capital stock outstanding
    ($0.001 par value) .........................   7,277
                                                  ======
  Net Asset Value and offering price per share .  $17.59(a)
                                                  ======
  CLASS C:
  Shares of capital stock outstanding
    ($0.001 par value) .........................   3,423
                                                  ======
  Net Asset Value and offering price per share .  $17.58(a)
                                                  ======

(a) Redemption price varies based on length of time held.


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes
     of $78,396) ........................  $  12,458,158
  Interest ..............................      4,416,170
                                           -------------
  TOTAL INVESTMENT INCOME ...............     16,874,328
                                           -------------
EXPENSES:
  Investment advisory fees ..............      4,411,636
  Distribution fees .....................      1,103,497
  Shareholder services fees .............        569,569
  Custodian fees ........................        120,347
  Shareholder communications expenses ...        118,830
  Legal and audit fees ..................         56,047
  Registration fees .....................         47,703
  Directors' fees .......................          7,866
  Miscellaneous expenses ................         27,049
                                           -------------
  TOTAL EXPENSES ........................      6,462,544
                                           -------------
  NET INVESTMENT INCOME .................     10,411,784
                                           -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments
    and foreign currency transactions ...     34,007,272
  Net change in unrealized depreciation
    on investments and foreign currency
    transactions ........................   (157,782,308)
                                           -------------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS AND
    FOREIGN CURRENCY TRANSACTIONS .......   (123,775,036)
                                           -------------
  NET DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS ...........  $(113,363,252)
                                           =============


                 See accompanying notes to financial statements.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                  YEAR ENDED           YEAR ENDED
                                                                               DECEMBER 31, 2000    DECEMBER 31, 1999
                                                                               -----------------    -----------------
OPERATIONS:
  Net investment income .....................................................   $  10,411,784         $    765,091
  Net realized gain on investments and foreign currency transactions ........      34,007,272           44,606,953
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions .......................................    (157,782,308)         130,159,461
                                                                                -------------         ------------
  NET INCREASE (DECREASE)IN NET ASSETS RESULTING FROM OPERATIONS ............    (113,363,252)         175,531,505
                                                                                -------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class AAA ...............................................................     (10,347,402)            (694,537)
    Class A .................................................................            (519)                  --
    Class B .................................................................          (3,780)                  --
    Class C .................................................................          (1,412)                  --
                                                                                -------------         ------------
                                                                                  (10,353,113)            (694,537)
                                                                                -------------         ------------
  Net realized gain on investments
    Class AAA ...............................................................     (34,136,243)         (44,606,953)
    Class A .................................................................          (1,660)                  --
    Class B .................................................................         (13,067)                  --
    Class C .................................................................          (4,844)                  --
                                                                                -------------         ------------
                                                                                  (34,155,814)         (44,606,953)
                                                                                -------------         ------------
  In excess of net realized gain on investments
    Class AAA ...............................................................      (1,184,953)             (81,718)
    Class A .................................................................             (58)                  --
    Class B .................................................................            (454)                  --
    Class C .................................................................            (168)                  --
                                                                                -------------         ------------
                                                                                   (1,185,633)             (81,718)
                                                                                -------------         ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................     (45,694,560)         (45,383,208)
                                                                                -------------         ------------
CAPITAL SHARE TRANSACTIONS:

  Class AAA .................................................................      27,919,304          160,271,806
  Class A ...................................................................          24,602                   --
  Class B ...................................................................         173,449                   --
  Class C ...................................................................          76,756                   --
                                                                                -------------         ------------
  Net increase in net assets from capital share transactions ................      28,194,111          160,271,806
                                                                                -------------         ------------
  NET INCREASE (DECREASE) IN NET ASSETS .....................................    (130,863,701)         290,420,103
NET ASSETS:
  Beginning of period .......................................................     460,482,833          170,062,730
                                                                                -------------         ------------
  End of period .............................................................   $ 329,619,132         $460,482,833
                                                                                =============         ============

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. ORGANIZATION. The Gabelli Global Telecommunications Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Directors, or a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2000, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2000, reclassifications were made to decrease accumulated undistributed net investment income for $68,813, with an offsetting adjustment to net realized gain on investments and foreign currency transactions.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $1,102,677 and $35 for Class AAA and Class A, respectively, or 0.25% of average daily net assets, the annual limitation under each Plan. Class B and Class C incurred distribution costs of $583 and $202, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2000, other than short term securities, aggregated $281,115,478 and $175,505,931, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2000, the Fund paid brokerage commissions of $241,192 to Gabelli & Company, Inc. and its affiliates. During the year ended

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


December 31, 2000, Gabelli & Company, Inc. informed the Fund that it received $8,743 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were $1,651,000 of borrowings outstanding at December 31, 2000.

The average daily amount of borrowings within the year ended December 31, 2000 was $13,533 with a related weighted average interest rate of 7.38%. The maximum amount borrowed at any time during the year ended December 31, 2000 was $1,651,000.

8. MULTIPLE CLASSES OF SHARES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares). The New Share Classes were offered to the public as of March 1, 2000. Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C shares are subject to a 1% CDSC for two years after purchase.

9. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                          YEAR ENDED                        YEAR ENDED
                                                       DECEMBER 31, 2000                 DECEMBER 31, 1999
                                                -----------------------------     -----------------------------
                                                   SHARES           AMOUNT          SHARES           AMOUNT
                                                -----------      ------------     -----------     -------------
                                                           CLASS AAA                        CLASS AAA
                                                -----------------------------     -----------------------------
Shares sold ...................................    9,922,547      $254,505,979      15,551,539     $345,718,455
Shares issued upon reinvestment of dividends ..    2,514,595        43,564,153       1,659,579       43,658,087
Shares redeemed ...............................  (10,836,864)     (270,150,828)    (10,357,284)    (229,104,736)
                                                 -----------      ------------     -----------     ------------
    Net increase ..............................    1,600,278      $ 27,919,304       6,853,834     $160,271,806
                                                 ===========      ============     ===========     ============

                                                           CLASS A (A)
                                                 ------------------------------
Shares sold ...................................        1,410      $     35,074
Shares issued upon reinvestment of dividends ..          129             2,237
Shares redeemed ...............................         (611)          (12,709)
                                                 -----------      ------------
    Net increase ..............................          928      $     24,602
                                                 ===========      ============

                                                           CLASS B (A)
                                                 ------------------------------
Shares sold ...................................        7,626      $    189,491
Shares issued upon reinvestment of dividends ..          988            17,088
Shares redeemed ...............................       (1,337)          (33,130)
                                                 -----------      ------------
    Net increase ..............................        7,277      $    173,449
                                                 ===========      ============

                                                           CLASS C (A)
                                                 ------------------------------
Shares sold ...................................         3280      $     74,832
Shares issued upon reinvestment of dividends ..          372             6,424
Shares redeemed ...............................         (229)           (4,500)
                                                 -----------      ------------
    Net increase ..............................        3,423      $     76,756
                                                 ===========      ============

(a) From commencement of offering on March 1, 2000.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



Selected data for a share of capital stock outstanding throughout each period:

                      INCOME FROM INVESTMENT OPERATIONS                             DISTRIBUTIONS
               ------------------------------------------------  ---------------------------------------------------
                                           Net                                             In Excess
              Net Asset               Realized and      Total                    Net        of Net                    Net Asset
  Period        Value,       Net       Unrealized       from        Net       Realized     Realized                     Value,
   Ended      Beginning  Investment  Gain (Loss) on  Investment  Investment    Gain on      Gain on        Total        End of
December 31   of Period    Income      Investments   Operations    Income    Investments  Investments  Distributions    Period
-----------   ---------  ----------  --------------  ----------  ----------  -----------  -----------  -------------  ---------

CLASS AAA
   2000         $26.95     $0.59        $(7.13)        $(6.54)    $(0.63)      $(2.08)      $(0.07)      $(2.78)        $17.63
   1999          16.62      0.05         13.22          13.27      (0.05)       (2.88)      $(0.01)      $(2.94)         26.95
   1998          13.32      0.01          4.60           4.61      (0.01)       (1.30)          --        (1.31)         16.62
   1997          11.28      0.00(b)       3.59           3.59         --        (1.55)          --        (1.55)         13.32
   1996          11.12      0.05          0.95           1.00      (0.05)       (0.79)          --        (0.84)         11.28
   1995           9.73      0.06          1.51           1.57      (0.06)       (0.12)          --        (0.18)         11.12

CLASS A
   2000 (a)      28.51      0.60         (8.70)         (8.10)     (0.65)       (2.08)       (0.07)       (2.80)         17.61

CLASS B
   2000 (a)      28.51      0.44         (8.61)         (8.17)     (0.60)       (2.08)       (0.07)       (2.75)         17.59

CLASS C
   2000 (a)      28.51      0.45         (8.62)         (8.17)     (0.61)       (2.08)       (0.07)       (2.76)         17.58

[Table continued]

                        RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                        -----------------------------------------------
                                       Net
                        Net Assets  Investment    Operating
  Period                  End of     Income to   Expenses to  Portfolio
   Ended       Total      Period    Average Net  Average Net  Turnover
December 31   Return+   (in 000's)    Assets      Assets (c)    Rate
-----------   -------   ----------  -----------  -----------  ---------

CLASS AAA
   2000        (24.1)%   $329,415      2.36%        1.46%        49%
   1999         80.3      460,483      0.28         1.48         60
   1998         34.8      170,483      0.08         1.60         20
   1997         31.9      117,872      0.01         1.78          9
   1996          9.0      108,544      0.34         1.72          7
   1995         16.2      122,845      0.53         1.75         24

CLASS A
   2000 (a)    (28.2)          16      2.36(d)      1.46(d)      49

CLASS B
   2000 (a)    (28.5)         128      1.61(d)      2.21(d)      49

CLASS C
   2000 (a)    (28.5)          60      1.61(d)      2.21(d)      49

   --------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) From commencement of offering on March 1, 2000.
(b) Amount represents less than $0.005 per share.
(c) The Fund incurred interest expense during the year ended December 31, 1997. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.74%.
(d) Annualized.

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


Shareholders and Board of Directors of
The Gabelli Global Telecommunications Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Telecommunications Fund (one of the series constituting Gabelli Global Series Funds, Inc.) as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Telecommunications Fund of Gabelli Global Series Funds, Inc. at December 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America

New York, New York
February 9, 2001                                                    /S/SIGNATURE


--------------------------------------------------------------------------------
                   2000 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2000, the Fund paid to shareholders, on December 27, 2000, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.99, $1.01, $0.961 and $0.966 per share for Class AAA, Class A, Class B, and Class C, respectively, and long term capital gains totaling $1.79 per share. For the fiscal year ended December 31, 2000, 11.81% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

  U.S. GOVERNMENT INCOME:

  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2000 which was derived from U.S. Treasury securities was 19.31%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Telecommunications Fund did not meet this strict requirement in 2000. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

                        Gabelli Global Series Funds, Inc.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
          Mario J. Gabelli, CFA           Karl Otto Pohl
          CHAIRMAN AND CHIEF              FORMER PRESIDENT
          INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
          GABELLI ASSET MANAGEMENT INC.

          Felix J. Christiana             Werner J. Roeder, MD
          FORMER SENIOR VICE PRESIDENT    MEDICAL DIRECTOR
          DOLLAR DRY DOCK SAVINGS BANK    LAWRENCE HOSPITAL

          Anthony J. Colavita             Anthonie C. van Ekris
          ATTORNEY-AT-LAW                 MANAGING DIRECTOR
          ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

          John D. Gabelli
          SENIOR VICE PRESIDENT
          GABELLI & COMPANY, INC.

                         OFFICERS AND PORTFOLIO MANAGERS
          Mario J. Gabelli, CFA           Marc J. Gabelli
          PRESIDENT AND CHIEF             ASSOCIATE PORTFOLIO MANAGER
          INVESTMENT OFFICER

          Bruce N. Alpert                 Ivan Arteaga, CFA
          VICE PRESIDENT AND TREASURER    ASSOCIATE PORTFOLIO MANAGER

          James E. McKee
          SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB401Q400SR

                                             [PHOTO OF MARIO J. GABELLI OMITTED]
THE
GABELLI
GLOBAL
TELECOMMUNICATIONS
FUND


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2000